William Blair Growth Stock Conference June 6, 2023

Forward-Looking Statements This presentation includes “forward-looking statements” as that term is defined in Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are generally identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, are forward-looking statements. These forward-looking statements are based on Neogen’s current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from those stated or implied by such forward-looking statements. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such forward-looking statements include, among others, the success of the recently completed combination with the food safety business of 3M Company, limitations or restrictions on Neogen’s activities arising in connection with the transaction, competition and our ability to develop and market new products, recruitment, retention and dependence on key employees, economic conditions affecting the agriculture and food production industries, effects of the ongoing COVID-19 pandemic on our business, supply chain disruption , higher interest rates and inflation, risks relating to international operations and expansion into new geographical markets, identification and integration of acquisitions, research and development risks, patent and trade secret protection, government regulation and other risk factors detailed from time to time in Neogen’s reports filed with the SEC, including Neogen’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the Securities and Exchange Commission, including documents filed with the Securities and Exchange Commission in connection with the recently completed transaction with 3M Company. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this presentation. Neogen expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements. Non-GAAP Financial Information This presentation includes Adjusted EBITDA and Adjusted EBITDA Margin, which are non-GAAP financial measures. These non-GAAP financial measures are presented for informational purposes only and should not be regarded as a replacement for corresponding GAAP measures. In regards to the forward-looking non-GAAP Adjusted EBITDA and Adjusted EBITDA Margin included in this presentation, we are not able to reconcile such metrics to the closest corresponding GAAP measures without unreasonable efforts because we are unable to predict the ultimate outcome of certain significant items. Disclaimer 2

Well-Positioned to Address Global Food Security Challenges

Serving Large and Growing Markets…

	Est. Market Size	Est. LT Growth Rate
Food Safety	$22B	6 – 8%
Animal Safety	$55B	4 – 6%
Genomics	$1B	10 – 15%



$22B
$55B
$1B

Served Addressable Market (SAM)

…with Attractive Long-Term Fundamentals…

Significant Tailwinds

- Increasingly health-conscious consumers
- Increasing prevalence of food allergies
- COVID impact on food safety concerns
- Rising incomes in emerging markets
- Technological innovation leading to broader adoption of testing across the supply chain
- More frequent incidents of pathogen contamination

Increasing Supply Chain Complexity



Processor
Manufacturer
Grower
Regulator
Consumer
Retailer
Shipper

…Addressed by a Comprehensive Offering of Global Solutions

Product Mix



% Revenue
Genomics ~10%
Indicator Testing ~25%
Animal Safety ~20%
Other Food Safety ~5%
Culture Media ~5%
Toxins, Allergens & Residues ~10%
Bacterial & Sanitation ~25%

Geographic Mix



% Revenue
Australia/NZ
EMEA ~15%
Latin America ~10%
Asia Pacific ~15%
North America ~55%

Significant opportunity to achieve long-term success in this attractive and rapidly growing category

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©2023 Neogen Corporation. All rights reserved.

Strategically Compelling Combination

Global Leader in Food Security

Legacy Neogen	Former 3M Food Safety
A leading pure-play food security company, spanning Food Safety, Animal Safety and Genomics	A leader in Food Safety solutions
Comprehensive product offering and focus on customer service	Leading indicator testing brand, Petrifilm™, part of expansive product offering serving global customer base
Long-term track record of double-digit revenue growth through strong organic growth and M&A	Long-term track record of double-digit revenue growth
Established genomics, analytics and blockchain capabilities	Premium margin profile with >95% of revenue from consumable products
Strong management team with >2,000 talented employees globally	~470 talented employees globally

NEOGEN

Broader
product offering to enhance customer solutions

Increased
scale & resources to serve global customers

Shared
innovation expertise and customer focus

~$1 billion
expected revenue trajectory

~10%
expected long-term revenue growth rate

~30%
expected adjusted EBITDA margin

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©2023 Neogen Corporation. All rights reserved.

Neogen Legacy Product Offering Food Safety Protecting the Food Supply Animal Safety Ensuring Wellbeing of Livestock & Pets Genomics Improving Food Security Product offerings across Neogen's Food Safety, Animal Safety and Genomics platforms help solve our customers’ global food security challenges Corporate and Food Safety Headquarters: Lansing, Michigan Headquarters: Lexington, Kentucky Headquarters: Lincoln, Nebraska Develop solutions that allow protein producers to make educated breeding decisions Solutions improve efficiency of herds, help breed associations verify parentage, and enable food safety professionals to identify bacterial strains associated with disease outbreaks Develop solutions for animal protein, animal performance and companion animal segments Offer veterinary instruments and supplies and a portfolio of biosecurity products to limit the spread of disease Food safety products that reach all segments of the food, beverage and feed industries Solutions include: rapid diagnostics for the detection of unintended substances, sanitation verification tools and innovative pathogen tests Data platform with opportunity to leverage AI to drive aggregation & predictive analytics

Former 3M Food Safety Division Product Offering

	Indicator Testing	Hygiene Monitoring	Sample Handling	Pathogen Detection	Allergen Testing
Revenue Contribution	~55%	~14%	~14%	~14%	< 3%
Consumables					
Hardware & Software			N/A		N/A
Revenue from Consumables	~99%	~90%	100%	~95%	100%

Recurring revenue driven by >95% of revenues attributed to consumable products

Hygiene monitoring and pathogen detection categories benefit from corresponding consumables

Assisting with matrix validation for new solutions / applications facilitates long-term relationships

Deep technical engagement and local support facilitates long-term customer relationships in which hardware placements drive recurring revenue from consumable product revenue

NEOGEN CORPORATION

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©2023 Neogen Corporation. All rights reserved.

Integrated Offering Covering the Global Food Security Chain Feed Production Agriculture and Farm Production Consumer Testing and Compliance Processing Diagnostic Screening Biosecurity & Hygiene Regulatory Focus Genomic Improvement Food Security

Integration Fully Underway Sample Handling Pathogen Detection Hygiene Monitoring Integration remains on track, while transition manufacturing levels have improved Back-Office Services (TSA) Indicator Testing Transition underway Transition underway Fully integrated Scaling up back-office infrastructure Notable improvement in transition manufacturing production from Q3 Distribution Services (TDSA) Manufacturing Transition Services Transition New DC in Mt. Sterling, KY, ramping up Current Status Fully integrated Fully integrated Fully integrated Construction of new facility complete, installation of equipment underway Expected Status – Q3 FY24 Fully integrated Fully integrated

Fiscal Year Ending May 31, 2022 (Pre-Merger) 2025 (Target) Revenue $527 million ~$1 billion Adjusted EBITDA $115 million ~$300 million Adjusted EBITDA Margin 22% ~30% Fundamentally Enhanced Financial Profile World-class food security company well-positioned to capitalize on resilient end markets and leverage complementary capabilities to deliver premium financial results

Well-Positioned to Extend Strong Track Record of Growth

Neogen and Former 3M Food Safety Division Revenue Growth (FY2000 – FY2022)


23-Year Combined CAGR: ~12%
23-Year CAGR: ~9% (largely organic)
23-Year CAGR: ~15% (organic + M&A)
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Neogen
Former 3M Food Safety Division

Neogen and former 3M Food Safety Division have a long track record of double-digit revenue growth

Note: Financials reflect fiscal year ending May 31.

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©2023 Neogen Corporation. All rights reserved.

Q4 FY23 Initial View Legacy Neogen Food Safety – soft end market conditions noted on last earnings continued; core revenue growth broadly in line with expectations Animal Safety – continued compare and destocking challenges, although end market pull-through remains supportive; core growth slightly below expectations Former 3M Food Safety division Improvement in transition manufacturing – progress continued through Q4 Contribution to pro forma core growth slightly better than expectations, strong sequential improvement in growth rate

Appendix

Non-GAAP Reconciliations 13